UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 1, 2010
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 350
Foothill Ranch, California	92610-2831
(Address of Principal Executive Offices)	(Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Kaiser Aluminum Corporation (the “Company”) has previously sent to its stockholders proxy materials in connection with the solicitation of proxies for use at its 2010 Annual Meeting of Stockholders to be held on Tuesday, June 8, 2010, including its Proxy Statement dated April 29, 2010, which contains important information about the matters to be acted upon at the Annual Meeting. Such matters include, among others, the approval of the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan attached as Appendix A to the Proxy Statement.
     Following its review of the recent RiskMetrics Group analysis of the matters to be acted upon at the Annual Meeting, on June 1, 2010, the Company’s board of directors amended the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan attached as Appendix A to the Proxy Statement to reduce the maximum number of shares of the Company’s common stock that may be issued thereunder, taking into account all shares issued under the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan since it initially became effective on July 6, 2006, from 3,722,222 to 2,722,222. The full text of the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan, as restated to reflect such amendment, is attached as Exhibit 10.1 to this Report and incorporated herein by reference.
     As a result of the amendment described herein, a 500,000, rather than a 1,500,000, increase in the number of shares available for issuance in respect of equity awards will be effected by approval of the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan. The Company believes that such amendment effectively addresses any concerns raised in RiskMetrics Group’s analysis and that, as a result of such amendment, RiskMetrics Group will now issue a favorable voting recommendation with respect to the approval of the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan.
     The Company intends to present the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan, as amended as described above, to stockholders for approval at the Annual Meeting.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan, as amended on June 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Senior Vice President, Secretary and General Counsel

Date: June 1, 2010